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[LOGO
AMERICAN                   American Legacy III Plus                 The Lincoln National Life
LEGACY                   Variable Annuity Application                 Insurance Company
  III]                                                                 Fort Wayne, Indiana
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
Instruction: Please type or print. ANY  ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.
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1a Rights of Accumulation (If additional space is needed, use Section 12.)
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   [_] I own an American Funds mutual fund or American Legacy variable annuity, which may entitle me to increased bonus credit
       amounts as decribed in the prospectus. My account number are: ______________________   ____________________
   [_] The registration of some of my shares differs. Their account numbers are (may include spouse and/or children under 21):

   Account no.                                        Name                                    SSN
   ----------------------------------------------     -------------------------------------   -----------------------------------

   Account no.                                        Name                                    SSN
   ----------------------------------------------     -------------------------------------   -----------------------------------
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1b Contract Owner     Note: Maximum age of Contract Owner is 85.
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                                                               Social Security number/TIN     [_][_][_]-[_][_]-[_][_][_][_]
____________________________________________________________
   Full legal name or trust name*                              Date of birth  [_][_]   [_][_]  [_][_]   [_] Male  [_] Female
                                                                               month     Day    Year
  __________________________________________________________
   Street address                                              Home telephone number   [_][_][_]     [_][_][_]-[_][_][_][_]

  __________________________________________________________
   City                          State             Zip         Date of trust*   [_][_]  [_][_]  [_][_]  is trust revocable?*
                                                                                 month   Day     Year   [_] Yes      [_] No
  __________________________________________________________
   Trustee name*                                               *This information is required for trusts.

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1c Joint Contract Owner  Note: Maximum age of Joint Contract Owner is 85.
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                                                               Social Security number       [_][_][_]-[_][_]-[_][_][_][_]
  __________________________________________________________
  Full legal name                                              Date of birth  [_][_]   [_][_]  [_][_]   [_] Male   [_] Female
                                                                               month     Day    Year    [_] Spouse [_] Non-Spouse

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2a Annuitant   Note: Maximum age of Annuitant is 85. (If no Annuitant is specified, the Contract owner, or Joint Owner if
                                                      Younger, will be the Annuitant.)
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   _________________________________________________________   Social Security number         [_][_][_]-[_][_]-[_][_][_][_]
   Full legal name

   _________________________________________________________   Date of birth  [_][_]   [_][_]  [_][_]   [_] Male  [_] Female
   Street address                                                              month     Day    Year

   _________________________________________________________   Home telephone number   [_][_][_]     [_][_][_]-[_][_][_][_]
   City                          State             Zip

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2b Contingent Annuitant  Note: Maximum age of Contingent Annuitant is 85.
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   _________________________________________________________   Social Security number         [_][_][_]-[_][_]-[_][_][_][_]
   Full legal name

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3  Beneficiary(ies) of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)
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                                                                                                                                   %
   _________________________________________________________   ________________________________  _____________________  ____________
   Full legal name or trust name* [_] Primary [_] Contingent   Relationship to Contract Owner    SSN/TN

                                                                                                                                   %
   _________________________________________________________   ________________________________  _____________________  ____________
   Full legal name or trust name* [_] Primary [_] Contingent   Relationship to Contract Owner    SSN/TN

                                                                                                                                   %
   _________________________________________________________   ________________________________  _____________________  ____________
   Full legal name or trust name* [_] Primary [_] Contingent   Relationship to Contract Owner    SSN/TN

   _________________________________________________________   Date of trust* [_][_]  [_][_]  [_][_]   is trust revocable?*
   Executor/Trustee name*                                                      Month    Day    Year    [_] Yes   [_] No
                                                               *This infromation is required for trusts.
To specify an annuity payment option for you beneficiary, please complete the Beneficiary Payment Options form (29953).
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4  Type of American Legacy Contract
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   Nonqualified:  [_] Initial Contribution OR [_] 1035 Exchange
   Tax-Qualified (must complete plan type):   [_] Transfer  OR   [_] Rollover
   Plan Type (check one): [_] Roth IRA  [_] Traditional IRAA [_] Non-ERISA 403(b)* (transfers only)
   *Indicate plan year-end: [_][_]  [_][_]
                             Month   Day
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5a Allocation (This section must be completed.)               5b  Dollar Cost Averaging (Complete only if electing DCA.)
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   Initial minimum: $25,000                                      $1,500 minimum required in the Holding Account
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   Future contributions will follow the allocation below. If     Total amount to DCA:                   $ __________________________
   DCA option is selected, the entire amount of each future                OR
   contribution will follow the allocation in Section 5b.        MONTHLY amount to DCA:                 $ __________________________
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   If no allocations are specified in Section 5a or 5b, the      OVER THE FOLLOWING PERIOD:               __________________________
   entire amount will be allocated to the Cash Management                                                    MONTHS (6-60)
   Fund pending instructions from the Contract Owner.
                                                                --------------------------------------------------------------------
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  Please allocate my contribution of:                            FROM THE FOLLOWING HOLDING ACCOUNT (check one):
                                                                 [_] DCA Fixed Account
  $______________________  OR  $_____________________________    [_] Cash Management Fund*
   Initial contribution         Approximate amount               [_] U.S. Govt./AAA-Rated Securities Fund*
                                from previous carrier
-------------------------------------------------------------   --------------------------------------------------------------------
   INTO THE FUND (S) BELOW                                       INTO THE FUND(S) BELOW
-------------------------------------------------------------   --------------------------------------------------------------------
   Use whole percentages                                         Use whole percentages  *The holding account and the DCA fund elected cannot be the same.
                 %  Global Discovery Fund
   ---------------                                                                %  Global Discovery Fund
                 %  Global Growth Fund                              ---------------
   ---------------                                                                %  Global Growth Fund
                 %  Global Small Capitalization Fund                ---------------
   ---------------                                                                %  Global Small Capitalization Fund
                 %  Growth Fund                                     ---------------
   ---------------                                                                %  Growth Fund
                 %  International Fund                              ---------------
   ---------------                                                                %  International Fund
                 %  New World Fund                                  ---------------
   ---------------                                                                %  New World Fund
                 %  Blue Chip Income and Growth Fund                ---------------
   --------------                                                                 %  Blue Chip Income and Growth Fund
                 %  Growth-Income Fund                              --------------
   ---------------                                                                %  Growth-Income Fund
                 %  Asset Allocation Fund                           ---------------
   ---------------                                                                %  Asset Allocation Fund
                 %  High-yield Bond Fund                            ---------------
   ---------------                                                                %  High-yield Bond Fund
                 %  Bond Fund                                       ---------------
   ---------------                                                                %  Bond Fund
                 %  U.S. Govt./AAA-Rated Securities Fund            ---------------
   ---------------                                                                %  U.S. Govt./AAA-Rated Securities Fund*
                 %  Cash Management Fund                            ---------------
   ---------------                                                                %  Cash Management Fund*
                 %  Fixed Account                                   ---------------
   ---------------                                                                %  Fixed Account
                 %  DCA Fixed Account (must complete 5b)            ---------------
   ---------------                                                               %  Total (must = 100%)
                 %  Total (must = 100%)                             ===============
   ===============                                                   Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.
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5c Cross-Reinvestment or Portfolio Rebalancing
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   To elec: either of these options, please complete the Cross-Reinvestment form (28051) or the Portfolio Rebalancing form (28887).
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6  Automatic Withdrawals
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   Note: withdrawals exceeding 10% of the greater of total contract value or premium payments per contract year may be subject to contingent deferred sales charges. Withdrawal minimum: $50 per distribution/$300 annually
   ----------------------------------------------------------       ----------------------------------------------------------
    [_] Please provide me with automatic withdrawals based on        [_] Please provide me with automatic withdrawals
             % (may be between 1-10%) of the greater of total            of $ _________________________________
        ------
        contract value or premium payments, payable as follows: OR
    [_] Monthly [_] Quarterly  [_] Semiannually  [_] Annually        [_] Monthly [_] Quarterly  [_] Semiannually  [_] Annually
    Began withdrawals in [_][_]  [_][_]                                  Began withdrawals in [_][_]  [_][_]
                         Month    Year                                                        Month    Year
   ----------------------------------------------------------       ----------------------------------------------------------
   ELECT ONE  [_] Do withhold taxes Amount to be withheld                                              %
                                                             $ ______________________  OR  _____________
              [_] Do not withhold taxes

   ELECT ONE  [_] Send check to address of record              OR     [_] Send check to the following alternate address:

              [_] Direct deposit
                  For direct deposit into your bank account, the   ----------------------------------------------------------
                  Electronic Fund Transfer Authorization form      ----------------------------------------------------------
                  (27326) must be completed and submitted
                  with a voided check or a savings deposit slip.   ----------------------------------------------------------
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7    Automatic Bank Draft
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     _____________________________________________________________    ___________________________________________________________
     Print account holder name(s) EXACTLY as shown on bank records

     _____________________________________________________________    ______________________________________  ATTACH VOIDED CHECK
     Bank name                                                        ABA number

     ____________________________________________________________________________________________________________________________
     Bank street address                               City                                         State               Zip

     Automatic bank draft start date:    [_][_]   [_][_]    [_][_]  _______________________________________     $ __________________
                                          Month   Day(1-28)  Year   Checking account number                       Monthly amount
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     I/We hereby request and authorize you to pay and charge to my/our account checks or electronic fund transfer debits processed by and payable to the order of Lincoln Life, P.O. Box 2348, Fort Wayne, IN 46801, provided there are sufficient collected funds in said account to pay the same upon presentation. It will not be necessary for any officer or employee of
     Lincoln Life to such checks. I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us. This authority is to remain in effect until revoked by me/us, and until you actually receive such notice I/we agree that you shall be fully protected in honoring any such check or electronic fund transfer debit. I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.
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8    Telephone/Internet Authorization (Check box if this option is desired.)
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     [_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life, American
     Funds Distributors, Inc. and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for an losses arising from such instructions.
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9    Replacement Will the proposed contract replace any existing annuity or life insurance contract?
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     ELECT ONE:     [_] No  [_] Yes   If yes, complete the 1035 Exchange or
     Qualified Retirement Account Transfer form.
     (Attach a state replacement form if required by the state in which the application is signed.)

     __________________________________________________________________________
     Company name

     __________________________________________________________________________
     Plan name                                           Year issued
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     Fraud Warning
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     Residents of all state except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.
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10   Signatures
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     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy III Plus and American Funds Insurance Series(SM) and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty or perjury, the Contract Owners(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.


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     _______________________________________________________________________________________
     Signed at (city)                                    State                                 Date  [_][_]    [_][_]    [_][_]
                                                                                                     Month      Day       Year
     _______________________________________________     ____________________________________
     Signature of Contract Owner                         Joint Contract Owner (if applicable)

     _______________________________________________________________________________________
     Signed at (city)                                    State                                 Date  [_][_]    [_][_]    [_][_]
                                                                                                     Month      Day       Yea
     _______________________________________________     ____________________________________
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)
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             FINANCIAL ADVISER MUST COMPLETE REVERSE SIDE (PAGE 4)
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     THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR
     FINANCIAL ADVISER. Please type or print.
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11   Insurance in Force. Will the proposed contract replace any existing annuity or life insurance contract?
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     ELECT ONE: [_] No  [_] Yes     If yes, please list the insurance in force
                                    on the life of the proposed Contract
                                    Owner(s) and Annuitant(s):

     (Attach a state replacement form if required by the state in which the application is signed.)

                                                                    $
     ___________________________________________________________________________
     Company name                                Year issued        Amount

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12   Additional Remarks
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     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

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13   America Funds/American Legacy Total Account Value (For rights of accumulation purposes.)
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     NOTICE: Tax-qualified annuity contracts and mutual fund accounts (including
             IRAs) cannot be used when determining the amount of the owner's investment. Inclusion of qualified contracts or accounts could result in loss of the tax-qualified status or tax penalties. Please provide us with values for only nonqualified contracts and accounts.

     My client owns a total of $ _________________ in the American Funds mutual funds and/or American Legacy variable annuity products. NOTE: Please include the deposit amount for the purchase of this contract.

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14   Dealer Information
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
     [_] 1  [_] 2  [_] 3      Note: Licensing appointment with Lincoln Life is required for this application to be processed.
                                    If more than one representative, please indicate names and percentages in Section 12.

     _______________________________________________________________________________    [_][_][_] [_][_][_]-[_][_][_][_]
     Registered representative's name (print as it appears on NASD licensing)           Registered representative's telephone number

     _______________________________________________________________________________    [_][_][_]-[_][_]-[_][_][_][_]
     Client account number at dealer (if applicable)                                    Registered representative's SSN

     _______________________________________________________________________________________________________________________________
     Dealer's name

     _______________________________________________________________________________________________________________________________
     Branch address                                           City                                   State              Zip

     [_] CHECK IF BROKER CHANGE OF ADDRESS
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15   Representative's Signature
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     The representative hereby certifies that he/she witnessed the signature(s)
     in Section 10 and that all information contained in this application is true to the best of his/her knowledge and belief.

     ___________________________________________________________________________
     Signature

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
     [LOGO OF AMERICAN              Send completed application -- with a check made payable to Lincoln Life -- to your investment
      LEGACY III (R)]               dealer's home office or to:
                                    Lincoln Life                      By Express Mail:      Lincoln Life
                                    P.O. Box 2348                                           Attention: American Legacy Operations
                                    Fort Wayne, IN 46801-2348                               1300 South Clinton Street
                                                                                            Fort Wayne, IN 46802

                                    If you have any questions regarding this application, please call Lincoln Life at 800 942-5500.
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